           SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER MID-CAP GROWTH FUND




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

			 _		 	                       _
			|        ______________________  |
FORMULA:       		|       |          |
			|  /\ n |         ERV           |
		   T  =	|    \  |    -------------     |  - 1
			|     \ |          P          |
			|      \|         |
			|_                _|

		  T = AVERAGE ANNUAL COMPOUND RETURN
		  n = NUMBER OF YEARS
		ERV = ENDING REDEEMABLE VALUE
		  P = INITIAL INVESTMENT

						        (A)
$1,000  	ERV AS OF	NUMBER OF 	 AVERAGE ANNUAL
INVESTED - P	31-May-97 	YEARS - n	COMPOUND RETURN - T
------------    ---------       ---------       -------------------
31-May-96       $1,011.30	  1.00 		        1.13%
29-Sep-94       $1,726.20	  2.67 		       22.69%

(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)
(C) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

			 _		      	                    _
			|        ______________________  |
FORMULA:     		|       |          |
			|  /\ n |          EV          |
		   t  =	|    \  |     -------------    | - 1
			|     \ |          P          |
			|      \|         |
			|_                _|

			    EV
		  TR  =	----------   - 1
                    	    P


	  t = AVERAGE ANNUAL COMPOUND RETURN
	      (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
	 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
	  P = INITIAL INVESTMENT
	 TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


				 (B)				  (C)
$1,000  	EV AS OF     TOTAL	      NUMBER OF    AVERAGE ANNUAL
INVESTED - P	31-May-97    RETURN - TR      YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------      ---------    -------------------

31-May-96       $1,060.10 	 6.01%		1.00 		 6.01%
29-Sep-94       $1,756.20 	75.62%		2.67 		23.49%

(D)	GROWTH OF $ 10,000
(E)	GROWTH OF $ 50,000
(F)	GROWTH OF $100,000

FORMULA:  G = (TR+1)*P
	  G = GROWTH OF INITIAL INVESTMENT
	  P = INITIAL INVESTMENT
	 TR = TOTAL RETURN SINCE INCEPTION

 	        TOTAL	      (D) GROWTH OF	      (E) GROWTH OF	      (F) GROWTH OF
INVESTED-P   RETURN-TR     $10,000 INVESTMENT-G     $50,000 INVESTMENT-G     $100,000 INVESTMENT-G
------------ -----------  ------------------------ ----------------------   -------------------------
29-Sep-94       75.62 		$17,562		        $87,810	               $175,620


